Taxation	12 Months Ended
Dec. 31, 2018
TAXATION [Abstract]
Taxation

19. TAXATION

a. PRC Value-added tax and related surcharges

Substantially all of the Group’s revenues are subject to a PRC value-added tax (“VAT”) at a rate of 6% and related surcharges on VAT payable at a rate of 12%. To record VAT payable for these revenues, the Group adopted the net presentation method, which presents the difference between the output VAT (at a rate of 6%) and the available input VAT amount (at the rate applicable to the supplier).

There is a culture construction fee surcharge of 3% on gross revenues from the online advertising and cinema advertising businesses.

b. Income tax

Cayman Islands

Under the current tax laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Company to its shareholders.

Hong Kong

Entities incorporated in Hong Kong are subject to profits tax in Hong Kong at the rate of 16.5% for each of the years ended December 31, 2016, 2017 and 2018.

China

Principal Entities Qualified as HNTEs

The CIT Law generally applies an income tax rate of 25% to all enterprises, but grants preferential tax treatment to High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. During this three-year period, an HNTE must conduct a qualification self-review each year to ensure it meets the HNTE criteria and is eligible for the 15% preferential tax rate for that year. If an HNTE fails to meet the criteria for qualification as an HNTE in any year, the enterprise cannot enjoy the 15% preferential tax rate in that year, and must instead use the regular 25% CIT rate.

AmazGame and Gamease qualified as HNTEs for the years 2017 through 2019, and will need to re-apply for HNTE qualification in 2020.

Gamespace qualified as an HNTE for the years 2016 through 2018, and will need to re-apply for HNTE qualification in 2019.

Principal Entities Qualified as Software Enterprises and KNSEs

The CIT Law and its implementing regulations provide that a “Software Enterprise” is entitled to an income tax exemption for two years beginning with its first profitable year and a 50% reduction to a rate of 12.5% for the subsequent three years. An entity that qualifies as a “Key National Software Enterprise” (a “KNSE”) is entitled to a further reduced preferential income tax rate of 10%. Enterprises wishing to enjoy the status of a Software Enterprise or KNSE must perform a self-assessment each year to ensure they meet the relevant criteria for qualification and file required supporting documents with the tax authorities before using the preferential CIT rates. These enterprises will be subject to relevant governmental authorities’ assessment each year as to whether they are entitled to use the relevant preferential CIT treatments. If at any time during the preferential tax treatment years an enterprise uses the preferential CIT rates but the relevant authorities determine that it fails to meet applicable criteria for qualification, the authorities may revoke the enterprise’s Software Enterprise or KNSE status, as applicable.

•

In 2018, prior to the Company’s sale of MoboTap, the Company’s VIE Wuhan Baina Information was in its first year of a three-year period of qualification as a Software Enterprise, during which it was subject to a reduced tax rate of 12.5%. The Company’s sale of MoboTap on March 13, 2018 included the sale of Wuhan Baina Information.

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Chuangxiang performed a self-assessment and filed required supporting documents in 2018 for Software Enterprise status for 2017. Chuangxiang was qualified as a Software Enterprise after the relevant government authorities’ assessment and was in its first year of a two-year period of qualification as a Software Enterprise in 2017, during which it was entitled to an income tax exemption. As a result, a reversal of income tax of $18.4 million to reflect the preferential income tax rate was recorded in the consolidated statements of comprehensive income for the year ended December 31, 2018. The same process will be followed in 2019 by Chuangxiang for preferential income tax treatment as a Software Enterprise for 2018.

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AmazGame performed a self-assessment and filed required supporting documents in 2018 for KNSE status for 2017. AmazGame was qualified as a KNSE after the relevant government authorities’ assessment and was entitled to a preferential income tax rate of 10% for 2017. As a result, a reversal of income tax of $6.5 million to reflect the preferential income tax rate was recorded in the consolidated statements of comprehensive income for the year ended December 31, 2018. The same process will be followed in 2019 by AmazGame for preferential income tax treatment as a KNSE for 2018.

The license fees and royalty payments received from licensees in various jurisdictions outside of the PRC are subject to foreign withholding taxes. The Group recognizes such foreign withholding taxes as income tax expense when the related license fee and royalty revenue is recognized.

PRC Withholding Tax on Dividends

Under the CIT Law and its implementation rules, the profits of a foreign invested enterprise arising in 2008 and onwards which are distributed to its immediate holding company outside the PRC are subject to a withholding tax rate of 10%. A lower withholding tax rate will be applied if there is a beneficial tax treaty between the PRC and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5% withholding tax rate under the Arrangement Between the PRC and the Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income (the “China-HK Tax Arrangement”) if such holding company is considered a non-PRC resident enterprise and holds at least 25% of the equity interests in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend may remain subject to withholding tax rate of 10%.

The PRC State Administration of Taxation issued Announcement 9, effective April 1, 2018, which provides guidance on determining whether an enterprise is a beneficial owner under China’s tax treaties and tax arrangements. If any of the Company’s Hong Kong subsidiaries is, in the light of Announcement 9, considered to not be a beneficial owner for purpose of the China-HK Tax Arrangement, any dividends paid to it by any of the Company’s PRC subsidiaries would not qualify for the preferential dividend withholding tax rate of 5%, but rather would be subject to the statutory withholding tax rate of 10%.

On April 5, 2018, the Company’s Board of Directors declared a special cash dividend of $4.70 per Class A ordinary or Class B ordinary share, or $9.40 per ADS. The aggregate amount of the special cash dividend was approximately $500.0 million. In order to facilitate the distribution of this special dividend, the Company revised its policy for its PRC subsidiaries with respect to their distribution of cash dividends. Under the revised policy, all PRC subsidiaries in the Group are able to distribute their cumulative available and undistributed earnings to their direct overseas parent companies in the Group. The change resulted in the Company’s accrual of additional income withholding tax for the period before December 31, 2017 of approximately $47 million, which was recognized in the Company’s consolidated financial statements for the first quarter in 2018. The Company’s management believes that under the CIT Law and relevant rules, such a dividend out of earnings generated after January 1, 2012 is subject to a 5% withholding tax. Therefore, withholding tax associated with this distribution plan was accrued and recorded as deferred tax liabilities in the amount of $79.8 million as of December 31, 2018.

With the exception of that dividend, the Group does not intend to have any of its PRC VIEs distribute any undistributed profits of such VIEs to their overseas parent companies, but rather intends that such profits will be permanently reinvested by the VIEs for their PRC operations. As of December 31, 2018, the total amount of undistributed profits from the VIEs for which no withholding tax has been accrued was $254.6 million, and the unrecognized tax liabilities were $12.7 million.

Uncertain Tax Positions

For the years ended December 31, 2016, 2017 and 2018, the Company did not have any material interest or penalties associated with tax positions, nor did the Company have any significant unrecognized uncertain tax positions.

As management determined that certain business transactions that took place during 2015 may result in additional tax obligations under relevant tax rules, the Company recognized $14.6 million in tax payable in 2015, which was reclassified to other long-term liabilities in 2016, due to the Company’s expectation that such tax payable would not be settled within twelve months after December 31, 2016.

The Group does not anticipate that the uncertain tax positions will significantly increase or decrease within twelve months after December 31, 2018.

Composition of Income Tax Expense

The current and deferred portions of income tax expense included in the consolidated statements of comprehensive income are as follows:

	For the year ended December 31, (in thousands)
	2016	2017	2018
Income/(loss) from foreign entities	$5,371	$(79,263)	$(62,555)
Income from PRC entities	163,282	201,869	210,947

Income before income tax expense	$168,653	$122,606	$148,392
Current income tax expense	$9,109	$38,625	$13,990
Deferred income tax expense	11,403	1,524	50,008

Income tax expense applicable to PRC entities	$20,512	$40,149	$63,998
Foreign withholding tax expense	1,071	618	469

Income tax expense	$21,583	$40,767	$64,467

Reconciliation between the statutory CIT rate and the Group’s effective tax rate is as follows:

	For the year ended December 31,
	2016	2017	2018
Statutory CIT rate	25.0%	25.0%	25.0%
Effect of tax holidays[1]	(16.0)%	(19.1)%	(27.0)%
Tax differential from statutory rate applicable to overseas subsidiaries	1.2%	8.7%	1.9%
Effect of withholding taxes[2]	2.3%	3.0%	35.5%
Changes in valuation allowance	0.9%	11.2%	6.5%
Other permanent book-tax differences	(0.6)%	4.5%	1.5%

Effective CIT rate	12.8%	33.3%	43.4%

[1]

The income tax reversals resulting from the preferential income tax rate that AmazGame received as a 2015, 2016 and 2017 KNSE and from the preferential income tax rate that Chuangxiang received as a 2017 Software Enterprise are included in the “Effect of tax holidays” in the table above.

[2]

Additional income withholding tax of $47 million that was recognized in the first quarter of 2018 due to a revised policy for the Company’s PRC subsidiaries with respect to their distribution of cash dividends is included in “Effect of withholding taxes” in the table above. The revised policy was adopted to facilitate the distribution of a special cash dividend in the aggregate amount of approximately $500.0 million that was declared by the Company’s Board of Directors on April 5, 2018.

The combined effects of the income tax expense exemption and reduction available to the Group are as follows:

	For the year ended December 31, (in thousands, except per share data)
	2016	2017	2018
Tax holiday effect	$26,969	$23,344	$40,086
Basic earnings per share	$0.26	$0.22	$0.38

c. Deferred tax assets and liabilities

Significant components of the Group’s deferred tax assets and liabilities consist of the followings:

	As of December 31, (in thousands)
	2017	2018
Deferred tax assets
Net operating loss from operations	$24,869	$28,118
Accrued salary and benefits	6,430	9,110
Intangible assets	2,172	1,524
Others	5,463	6,193

Total deferred tax assets	38,934	44,945
Less: Valuation allowance	(28,834)	(31,478)

Net deferred tax assets	$10,100	$13,467

Deferred tax liabilities
Withholding tax related to distribution of dividend	$30,992	$79,824
VAT refund	3,451	3,202

Net deferred tax liabilities	$34,443	$83,026

As of December 31, 2017 and 2018, the Group had made a valuation allowance against its deferred tax assets to the extent such deferred tax assets were not expected to be realized by certain subsidiaries and VIEs. The Group evaluated a variety of factors in determining the amount of the valuation allowance, including uncertainty as to the success of the Group’s businesses due to intense competition in the industries in which the Group operates its businesses and the migration of game players to mobile devices.

In 2018, $6.8 million of PRC net operating losses generated from previous years expired. The remaining PRC net operating losses will expire successively commencing in 2019.

The Group does not believe that sufficient positive evidence exists to support a conclusion that the recoverability of deferred tax assets of certain entities in the Group is more likely than not to be realized. Consequently, the Group has provided full valuation allowances for the deferred tax assets of these entities. The following table sets forth the movement of the aggregate valuation allowances for deferred tax assets for the periods presented:

	For the year ended December 31, (in thousands)
	2016	2017	2018
Balance as of the beginning of period	$32,534	$32,744	$28,834
Additions charged to expense	7,588	18,391	8,451
Deletions credited to expense	(5,285)	(24,078)	(4,298)
Currency translation	(2,093)	1,777	(1,509)
Balance as of the end of period	$32,744	$28,834	$31,478